Arca U.S. Treasury Fund

(the “Fund”)

Supplement dated December 3, 2020 to

the Prospectus and Statement of Additional Information (“SAI”), each dated July 6, 2020

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

The third sentence in the section entitled “Investment Strategy” on the Cover Page of the Fund’s Prospectus, the third sentence in the section entitled “Principal Investment Strategies” under the heading Investment Objective and Strategies in the Fund’s Prospectus, and the first sentence in the section entitled “Investment Strategy” under the heading INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES in the Fund’s Prospectus are each hereby deleted and replaced with the following:

Under normal circumstances, the Fund will have a maximum average portfolio duration of zero to eight years and a dollar-weighted average portfolio maturity of between zero and five years.

________________________________________

Please retain this supplement for future reference.